SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 24, 2006
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On January 30, 2006, AMCON Distributing Company issued a press release announcing the receipt of a notice from the American Stock Exchange ("AMEX") of a failure to timely file its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 ("Annual Report") resulting in a violation of Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX.As result of the notice, the indicator .LF will be added to the company's stock symbol in any place the company's symbol is transmitted with a quotation or a trade.

As reported in a press release issued on January 16, 2006 and a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 17, 2006, the Annual Report was delayed and was not filed by the due date of December 29, 2006 or by the extension date of January 13, 2006 primarily because of the uncertainty surrounding the accounting treatment of several issues associated with its two beverage subsidiaries, Trinity Springs, Inc. and Hawaiian Natural Water Company, Inc. AMCON also announced estimated ranges of its fiscal 2005 financial results in the press release issued on January 16, 2006.

As a condition to maintain listing of its common stock on the AMEX, AMCON is required to submit a plan by February 7, 2006 to the AMEX that will address its failure to timely file its Form 10-K. This plan must advise the AMEX of the action AMCON has taken, or will take, that would bring it into compliance with Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX by no later than March 31, 2006.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION
         99.1              Press release, dated January 30, 2006









                                      2


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)

Date: January 30, 2006          By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated January 30, 2006



                                      3































                              Exhibit 99.1

                              NEWS RELEASE

         AMCON REPORTS RECEIPT OF NOTICE FROM AMEX OF FAILURE
                TO SATISFY CONTINUED LISTING STANDARDS

Omaha, NE, January 30, 2006   AMCON Distributing Company (AMEX:DIT), an
Omaha, Nebraska based consumer products company, announced today that on January 24, 2006 it received a notice from the American Stock Exchange ("AMEX") of a failure to timely file its Annual Report on Form 10-K for the fiscal year ended September 30, 2005 ("Annual Report") resulting in a violation of Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX. As result of the notice, the indicator .LF will be added to the company's stock symbol in any place the company's symbol is transmitted with a quotation or a trade.

As reported in a press release issued on January 16, 2006 and a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 17, 2006, the Annual Report was delayed and was not filed by the due date of December 29, 2006 or by the extension date of January 13, 2006 primarily because of the uncertainty surrounding the accounting treatment of several issues associated with its two beverage subsidiaries, Trinity Springs, Inc. and Hawaiian Natural Water Company, Inc. AMCON also announced estimated ranges of its fiscal 2005 financial results in the press release issued on January 16, 2006.

As a condition to maintain listing of its common stock on the AMEX, AMCON is required to submit a plan by February 7, 2006 to the AMEX that will address its failure to timely file its Form 10-K. This plan must advise the AMEX of the action AMCON has taken, or will take, that would bring it into compliance with Sections 134, 1003(d) and 1101 of the AMEX Company Guide and AMCON's agreement with the AMEX by no later than March 31, 2006.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii. Trinity Springs, Inc. produces and sells geothermal bottled water and a natural mineral supplement under the Trinity label and recently introduced a vitamin enhanced beverage product under the Trinity Enhanced label. The water and mineral supplement are both bottled at the base of the Trinity Mountains in Paradise, Idaho, one of the world's deepest known sources. Trinity Springs also distributes Hawaiian Springs on the U.S. mainland.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

       Visit AMCON Distributing Company's web site at: www.amcon.com

FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834

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